UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2007

LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

  On February 14, 2007, the Company announced the appointment of Senator John B. Breaux to the Company’s Board of Directors. Senator Breaux will serve on the Nominating and Corporate Governance Committee of the Board of Directors. The appointment of Senator Breaux was effective as of February 12, 2007.

In connection with his service as a director, Senator Breaux will receive the Company’s standard non-employee director cash and equity compensation. Senator Breaux will receive a $30,000 per year annual retainer for his service and an additional $6,000 per year for serving on the Nominating and Corporate Governance Committee. Senator Breaux will also be paid, for his attendance, $1,250.00 per regularly scheduled quarterly meeting of the Board of Directors. Senator Breaux will receive an initial restricted stock grant of 3,500 shares under the Amended and Restated 2005 Non-Employee Directors Compensation Plan (“2005 Plan”), which will vest as to 1/3 of the shares on the date of grant and an additional 1/3 on each of the first two anniversaries of the grant date. Further, under our recently amended 2005 Plan, Senator Breaux will receive an annual restricted stock grant having an aggregate fair market value equal to $38,000. The number of shares of restricted stock so awarded shall be determined by dividing $38,000 by the fair market value per share as of the date of grant.

On the date of his appointment, Senator Breaux entered into the Company’s standard form of director Indemnification Agreement. Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company has agreed to hold harmless and indemnify Senator Breaux to the fullest extent authorized by the Company’s certificate of incorporation, bylaws and Delaware law. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which was filed as Exhibit 10.10 to the Company’s Form S-1/A filed on February 14, 2005 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

     A copy of the Company’s press release concerning Senator Breaux’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.
By:	/s/ Barry E. Stewart
Barry E. Stewart
Executive Vice President and Chief Financial Officer
Dated: February 15, 2007

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INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release announcing the appointment of Senator John B. Breaux to the LHC Group, Inc. Board of Directors, dated February 14, 2007